CONSECO FUND GROUP

         CONSECO 20 FUND                    CONSECO CONVERTIBLE SECURITIES FUND
         CONSECO EQUITY FUND                CONSECO HIGH YIELD FUND
         CONSECO BALANCED FUND              CONSECO FIXED INCOME FUND

                         SUPPLEMENT DATED MARCH 16, 2001
                     TO THE PROSPECTUS DATED APRIL 13, 2000
               AS REVISED MAY 22, JULY 27, 2000, OCTOBER 23, 2000
                              AND DECEMBER 1, 2000

         The Board of Trustees approved a reduction in the Distribution and Service (12b-1) Fees for the Conseco Fixed Income Fund Class A Shares on January 17, 2001. The following disclosure details this change.

         The following Annual Operating Expense for Class A shares for the Conseco Fixed Income Fund chart replaces the existing expense chart located on page 19 for the Conseco Fixed Income Fund:

ANNUAL OPERATING EXPENSES
-------------------------
                                           CLASS A

MANAGEMENT AND
ADMINISTRATIVE FEES                         0.65%

PLUS DISTRIBUTION (12B-1) FEES (e)          0.50%

PLUS OTHER EXPENSES                         0.34%
                                            ----

EQUALS TOTAL ANNUAL                         1.49%
FUND OPERATING EXPENSES

LESS FEE WAIVER AND/OR                      0.24%
                                            ----
EXPENSE REIMBURSEMENT (d)

EQUALS NET EXPENSES                         1.25%

(d) The Adviser and Administrator have contractually agreed to waive a portion of their fees and/or pay a portion of the fund's expenses through 4/30/01 to ensure that total annual operating expenses do not exceed the Net Expenses listed in the Annual Operating Expenses table. This arrangement does not cover interest, taxes, brokerage commission or extraordinary expenses. They may recover any money waived under the contract provisions, to the extent that actual fees and expenses are less than the expense limitation, for a period of three years after the date of the waiver.

(e) The expense information in the Fixed Income Annual Operating Expenses Table has been restated to reflect current 12b-1 fees.

         The following Expense Examples replace the existing Expense Examples for Class A Shares located on page 20 for the Conseco Fixed Income Fund:

CLASS A SHARES
                              1 YEAR      3 YEARS     5 YEARS     10 YEARS
                              ------      -------     -------     --------
CONSECO FIXED INCOME FUND      $621         $925       $1,251      $2,171

         The following sentence should be removed on page 27 under the heading "Class A Shares": 12b-1 for Conseco Fixed Income Fund = 0.65%; and the sentence "12b-1 for all other funds = 0.50%" should be replaced by the following sentence: 12b-1 fees for all funds = .50%.

         The following table for Class A, Class B and Class C shares replaces the existing table at the top of page 37:

DISTRIBUTION AND SERVICE PLANS

CLASS A SHARES                          CLASS B AND CLASS C SHARES

For all the funds, fees paid to         Fees paid to the Distributor may
the Distributor may not                 not exceed 1.00% annually of
exceed 0.50% annually of the            each fund's average daily net
average daily net assets.               assets.

                               CONSECO FUND GROUP

         CONSECO 20 FUND                    CONSECO CONVERTIBLE SECURITIES FUND

         CONSECO EQUITY FUND                CONSECO HIGH YIELD FUND

         CONSECO BALANCED FUND              CONSECO FIXED INCOME FUND

                         SUPPLEMENT DATED MARCH 16, 2001
         TO THE STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 13, 2000
                           AS REVISED JANUARY 18, 2001

The last paragraph on page 58 is replaced in its entirety by the following language:

Pursuant to the Plans, each Fund may compensate the Distributor for its expenditures in financing any activity primarily intended to result in the sale of each such class of Fund shares and for maintenance and personal service provided to existing shareholders of that class. The Plans authorize payments to the Distributor up to 0.50% annually of each Fund's average daily net assets attributable to its Class A shares.